UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2005

Exact name of registrant as specified in its charter Baldor Electric Company

State or other jurisdiction of incorporation Missouri

Commission File Number 01-07284

IRS Employer Identification No 43-0168840

Address of principal executive offices 5711 R. S. Boreham, Jr., St Fort Smith, Arkansas

Zip Code 72901

Registrant’s telephone number, including area code 479-646-4711

Former name or former address, if changed since last report N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02 Results of Operations and Financial Condition

The following information is being provided under Item 2.02 – Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 14, 2005, Baldor Electric Company issued a news release to report its financial results for the first quarter 2005. The release is furnished as Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits

(c) See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date April 20, 2005	/s/ Ronald E. Tucker
Ronald E. Tucker
President, Chief Financial Officer and Secretary
(Principal Financial Officer)

INDEX OF EXHIBITS

Exhibit No.	Description
99	Company issued news release dated April 14, 2005